UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JULY 24, 1998
                         ----------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                     WEIDER NUTRITION INTERNATIONAL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                  333-12929                 87-0563574
     (State or other         Commission File Number       (I.R.S. Employer
     jurisdiction of                                   Identification Number)
     incorporation or
      organization)

              2002 South 5070 West, Salt Lake City, Utah 84104-4726
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               (Address of Principal Executive Offices) (Zip Code)

                                 (801) 975-5000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On July 10, 1998, Weider Nutrition International, Inc., a Delaware corporation (the "Company"), announced that its wholly owned subsidiary, Weider Nutrition Group, Inc., entered into a stock purchase agreement (the "Stock Purchase Agreement") with Wolfgang Brandt and Eberhardt Schluter to acquire all of the outstanding shares of capital stock of Haleko Hanseatisches Lebensmittelkontor GmbH ("Haleko"), a private limited company organized under the laws of Germany. The acquisition closed on July 24, 1998. The purchase price was comprised of $25.0 million in cash, 200,000 shares of the Company's Class A Common Stock and an $8.0 million contingent earnout agreement tied to the future financial performance of Haleko. In addition, the Company assumed approximately $16.0 million in long-term debt. The Company will use amounts available under its credit agreement with General Electric Capital Corporation to finance the cash portion of the purchase price.

            Haleko is a [manufacturer] and distributor of nutritional powders, capsules and tablets and nutrition bars. Haleko's products include Multipower, Multaben and Champ. In addition, Haleko sells a range of sportwear apparel throughout Europe under the brand name Venice Beach.

            A copy of the Company's July 10, 1998 press release has been filed as an exhibit to this report and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b) Financial statements and PRO FORMA financial information will be filed within 60 days in accordance with the requirements of Item 7(a)(4).

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

            2.1 Stock Purchase Agreement, dated July 9, 1998, by and among Weider Nutrition Group, Inc. and Wolfgang Brandt and Eberhardt Schluter.

            2.2 Amendment Deed to Stock Purchase Agreement, dated July 24, 1998.

            2.3 Share Transfer Deed, dated July 24, 1998.

            99.1 Press release dated July 10, 1998 of Weider Nutrition International, Inc.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEIDER NUTRITION INTERNATIONAL, INC.

Date: August 10, 1998

                                    By:   /s/ ROBERT K. REYNOLDS
                                        Name: Robert K. Reynolds
                                       Title: Executive Vice President
                                               & Chief Operating Officer

                                  EXHIBIT INDEX

DOC. NO.                DOCUMENT DESCRIPTION


      2.1 Stock Purchase Agreement, dated July 9, 1998, by and among Weider Nutrition Group, Inc. and Wolfgang Brandt and Eberhardt Schluter.

      2.2   Amendment Deed to Stock Purchase Agreement, dated July 24, 1998.

      2.3   Share Transfer Deed, dated July 24, 1998.

      99.1 Press Release dated July 10, 1998 of Weider Nutrition International, Inc.